MAINSTAY VP SERIES FUND, INC.

MainStay VP Total Return Portfolio

Supplement dated September 25, 2009 (“Supplement”) to the
Prospectus for MainStay VP Series Fund, Inc., dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay VP Total Return Portfolio (the “Portfolio”), a series of the MainStay VP Series Fund, Inc. (the “Fund”).  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.  Please review this important information carefully.  Also, please note that this Supplement updates information contained in the Information Statement dated September 22, 2009 regarding the appointment of Epoch Investment Partners, Inc. as a co-subadvisor to the Portfolio.

Effective immediately, the sub-section entitled “Debt Investments” under the section entitled “Investment Process” on pages 69 and 70 of the Prospectus is amended as shown below.  The amendments are intended to clarify the types of debt securities in which the Portfolio may invest and the limitations on the Portfolio’s ability to invest in high-yield bonds and other non-investment grade securities.

Debt Investments
The Portfolio may invest in debt securities of varying maturities. It is contemplated that the Portfolio’s long-term debt investments will typically consist of securities that are rated A or better by S&P or Moody’s or, if unrated, deemed to be of comparable creditworthiness by the Subadvisor for the fixed-income portion of the Portfolio, MacKay Shields.  The Portfolio may invest in short-term and intermediate-term investment grade and non-investment grade securities.  The Portfolio may invest up to 20% of its fixed-income assets in high-yield bonds and other debt securities rated below investment grade (both the percentage and rating are counted at the time of purchase) that the Subadvisor believes may provide capital appreciation in addition to income.

Principal debt investments include U.S. government securities, corporate bonds and mortgage-related and asset-backed securities.  The Portfolio may also enter into mortgage dollar roll and to be announced (“TBA”) securities transactions.  The Portfolio may invest in foreign debt securities.

Mortgage-related (including mortgage-backed) securities are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private issuers.

Asset-backed securities are debt securities whose values are based on underlying pools of credit receivables.

In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security from its portfolio to another party and agrees to buy a similar security from the same party at a set price at a later date.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer’s financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, a decline in the security’s rating by S&P or Moody’s.

Potential Future Changes

Please note that New York Life Investment Management LLC, the Portfolio’s Manager, intends to request approval of the Portfolio’s Board of Directors to increase the portion of the Portfolio’s permissible investments in high-yield securities from 20% of fixed-income assets to 30% of the Portfolio’s total assets.  If approved, this change would become effective on or about May 1, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE